Exhibit 99.1

Sensus Healthcare Buys Back Shares

BOCA RATON, Fla. (February 11, 2025) – Sensus Healthcare, Inc. (Nasdaq: SRTS), a medical device company specializing in highly effective, non-invasive, minimally-invasive and cost-effective treatments for oncological and non-oncological skin conditions, announces that the company has resumed purchasing shares of its common stock in open-market transactions under a $3.0 million share repurchase program approved by its Board of Directors and announced in August 2023.

“We are implementing this program now as we view the repurchase of our common stock as a compelling opportunity at current prices,” said Joe Sardano, Chairman and CEO of Sensus Healthcare. “We remain confident in our growth prospects and believe that returning capital to shareholders while maintaining the flexibility to invest in our strategic initiatives best positions us to enhance value for all stakeholders. We completed a similar $3 million repurchase program in 2022.”

Today’s announcement marks the resumption of purchases under a Board-approved program that was announced in August 2023, providing for the purchase up to $3.0 million of the company’s common stock from time to time.  Prior to the resumption of the program, 9,427 shares had been previously repurchased under the program. The timing and amount of share repurchases under this program are determined by Sensus Healthcare’s management at its discretion based upon its ongoing assessments of the capital needs of the business, the market price of Sensus’ common stock and general market conditions. Share repurchases under this program may be made through a variety of methods, including open-market purchases, block trades, exchange transactions or any combination thereof. The program does not obligate Sensus to acquire any particular amount of its common stock, and the share repurchase program may be suspended or discontinued at any time at the company’s discretion.

About Sensus Healthcare

Sensus Healthcare, Inc. is a global pioneer in the development and delivery of non-invasive treatments for skin cancer and keloids. Leveraging its cutting-edge superficial radiotherapy (SRT and IG-SRT) technology, the company provides healthcare providers with a highly effective, patient-centric treatment platform. With a dedication to driving innovation in radiation oncology, Sensus Healthcare offers solutions that are safe, precise, and adaptable to a variety of clinical settings. For more information, please visit www.sensushealthcare.com.

Forward-Looking Statements

This press release includes statements that are, or may be deemed, ''forward-looking statements.'' In some cases, these statements can be identified by the use of forward-looking terminology such as "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," “approximately,” "potential" or negative or other variations of those terms or comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements involve risks and uncertainties because they relate to events, developments, and circumstances relating to Sensus, our industry, and/or general economic or other conditions that may or may not occur in the future or may occur on longer or shorter timelines or to a greater or lesser degree than anticipated. In addition, even if future events, developments, and circumstances are consistent with the forward-looking statements contained in this press release, they may not be predictive of results or developments in future periods. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this press release, as a result of the following factors, among others: the possibility that inflationary pressures continue to impact our sales; the level and availability of government and/or third party payor reimbursement for clinical procedures using our products, and the willingness of healthcare providers to purchase our products if the level of reimbursement declines; concentration of our customers in the U.S. and China, including the concentration of sales to one particular customer in the U.S.; the development by others of new products, treatments, or technologies that render our technology partially or wholly obsolete; the regulatory requirements applicable to us and our competitors; our ability to efficiently manage our manufacturing processes and costs; the risks arising from doing business in China and other foreign countries; legislation, regulation, or other governmental action that affects our products, taxes, international trade regulation, or other aspects of our business; the performance of the Company’s information technology systems and its ability to maintain data security; our ability to obtain and maintain the intellectual property needed to adequately protect our products, and our ability to avoid infringing or otherwise violating the intellectual property rights of third parties; and other risks described from time to time in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

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Any forward-looking statements that we make in this press release speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this press release, except as may be required by applicable law. You should read carefully our "Introductory Note Regarding Forward-Looking Information" and the factors described in the "Risk Factors" section of our periodic reports filed with the Securities and Exchange Commission to better understand the risks and uncertainties inherent in our business.

Contact:

Alliance Advisors IR

Tirth T. Patel

tpatel@allianceadvisors.com

212-201-6614

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